EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SEA 2 SKY CORPORATION on Form 10-K for the period ended August 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, C. Victor Hall, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(c)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(d)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 22, 2010

By:  /s/ C. Victor Hall
C. Victor Hall
Chief Executive Officer & Principal Executive Officer

EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SEA 2 SKY CORPORATION on Form 10-K for the period ended August 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Erik Odeen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(c)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(d)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 22, 2010

By:  /s/ Erik Odeen
Erik Odeen
Chief Financial Officer & Principal Accounting Officer